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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     March 13, 2007
                                                  --------------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-19974                   33-0022692
          --------                     -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


951 Calle Amanecer, San Clemente, California                     92673
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  (Address of principal executive offices)                    (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 1.01         Entry Into a Material Definitive Agreement
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                  On March 13, 2007 the Board of Directors approved amendments to the employment agreements with the officers as follows

                  Ms. Burcar, Vice President Marketing, effective March 1, 2007: base compensation increased to $145,000 annually; bonus increased to 30% of base compensation if earned;

                  Mr. Costello, Vice President Sales, effective June 1, 2006: base compensation increased to $250,000 annually;

                  Mr. Lamb, Controller, effective January 1, 2007: base compensation increased to $180,000 annually; bonus set at 20% of base compensation if earned;

                  Mr. O'Brien, Chief Financial Officer, effective January 1, 2007: base compensation increased to $300,000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2007
                                                 ICU MEDICAL, INC.

                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer